EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A
SERVICER CERTIFICATE				Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006				January-06	February-06	March-06	April-06	May-06	June-06

SUMMARY

	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment

Class A-1 Notes	321,000,000.00	—	—	—	—	—	—	—	—
Class A-2 Notes	437,000,000.00	—	—	56,380,758.06	4,482,442.06	—	—	—	—
Class A-3 Notes	326,000,000.00	—	—	—	39,404,942.52	55,371,721.81	42,037,832.75	41,573,926.55	49,455,213.54
Class A-4a Notes	100,000,000.00	60,004,820.64	0.6000482	—	—	—	—	—	—
Class A-4b Notes	316,000,000.00	189,615,233.24	0.6000482	—	—	—	—	—	—
Certificates	209,401,709.41	209,401,709.41	1.0000000	—	—	—	—	—	—

Total	$1,709,401,709.41	$459,021,763.29		$56,380,758.06	$43,887,384.58	$55,371,721.81	$42,037,832.75	$41,573,926.55	$49,455,213.54

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment

Class A-1 Notes			1.9992%	—	—	—	—	—	—
Class A-2 Notes			2.4700%	125,276.75	9,226.36	—	—	—	—
Class A-3 Notes			2.8400%	771,533.33	771,533.33	678,274.97	547,228.56	447,739.02	349,347.40
Class A-4a Notes			3.0900%	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00
Class A-4b Notes			5.4500%	1,289,280.00	1,106,790.00	1,326,881.81	1,410,764.44	1,318,758.15	1,413,278.40

Total				2,443,590.09	2,145,049.69	2,262,656.77	2,215,493.01	2,023,997.17	2,020,125.80

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				23,782,482.23	18,112,095.38	22,869,773.54	17,075,338.36	15,738,927.73	18,692,022.82
Sales Proceeds — Early Terminations				18,013,373.60	14,174,636.48	19,712,394.40	16,016,379.89	16,431,317.45	17,997,369.78
Sales Proceeds — Scheduled Terminations				20,073,651.82	16,080,947.53	18,403,656.29	13,703,296.98	13,218,822.32	16,716,678.73
Security Deposits for Terminated Accounts				108,750.00	103,001.97	141,872.41	117,541.00	132,525.00	103,750.00
Excess Wear and Tear Received				142,890.94	121,093.93	138,369.88	151,382.55	46,011.78	113,045.53
Excess Mileage Charges Received				211,524.79	179,517.42	234,155.02	250,265.91	43,465.06	164,618.05
Other Recoveries Received				1,438,560.73	1,044,235.18	1,094,004.07	551,299.44	305,407.03	1,075,420.87

Subtotal: Total Collections				63,771,234.11	49,815,527.89	62,594,225.61	47,865,504.13	45,916,476.37	54,862,905.78

Repurchase Payments				—	—	—	—	—	—
Postmaturity Term Extension				—	—	—	—	—	—
Net Swap Receipt — Class A-4b				480,320.00	297,830.00	517,921.81	601,804.44	509,798.15	604,318.40
Investment Earnings on Collection Account				240,619.02	240,459.78	231,646.88	227,247.88	225,307.47	217,483.47

Total Available Funds, prior to Servicer Advances				64,492,173.13	50,353,817.67	63,343,794.30	48,694,556.45	46,651,581.99	55,684,707.65

Servicer Advance				—	—	—	—	—	—

Total Available Funds				64,492,173.13	50,353,817.67	63,343,794.30	48,694,556.45	46,651,581.99	55,684,707.65

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—
Servicing Fee Due in Current Period				843,554.09	796,570.13	759,997.31	713,854.20	678,822.68	644,177.74
Servicing Fee Shortfall				—	—	—	—	—	—
Administration Fee				—	—	—	—	—	—
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Administration Fee Shortfall				—	—	—	—	—	—
Net Swap Payment — Class A-4b				—	—	—	—	—	—
Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)				—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4a Notes				—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4b Notes				—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				—	—	—	—	—	—
Interest Due in Current Period Class A-2 Notes				125,276.75	9,226.36	—	—	—	—
Interest Due in Current Period Class A-3 Notes				771,533.33	771,533.33	678,274.97	547,228.56	447,739.02	349,347.40
Interest Due in Current Period Class A-4a Notes				257,500.00	257,500.00	257,500.00	257,500.00	257,500.00	257,500.00
Interest Due in Current Period Class A-4b Notes				1,289,280.00	1,106,790.00	1,326,881.81	1,410,764.44	1,318,758.15	1,413,278.40
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—
Interest Shortfall Class A-4a Notes				—	—	—	—	—	—
Interest Shortfall Class A-4b Notes				—	—	—	—	—	—
Principal Paid to Noteholders				56,380,758.06	43,887,384.58	55,371,721.81	42,037,832.75	41,573,926.55	49,455,213.54
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—
Subordinated Swap Termination Payments				—	—	—	—	—	—
Other Amounts paid to Trustees				—	—	—	—	—	—

Remaining Available Funds				4,819,270.89	3,519,813.27	4,944,418.40	3,722,376.49	2,369,835.59	3,560,190.57

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE	Collection Period Ended: January-06	Collection Period Ended: February-06	Collection Period Ended: March-06	Collection Period Ended: April-06	Collection Period Ended: May-06	Collection Period Ended: June-06
For the Annual Collection Period ended December 2006

CALCULATIONS

Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	17,482,531.28	12,481,268.48	17,116,608.66	11,947,120.45	11,219,868.03	13,840,602.55
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	38,898,226.78	31,406,116.10	38,255,113.15	30,090,712.30	30,354,058.52	35,614,610.99
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—	—	—	—
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	56,380,758.06	43,887,384.58	55,371,721.81	42,037,832.75	41,573,926.55	49,455,213.54

Remaining Available Funds (Item 40)	61,200,028.95	47,407,197.85	60,316,140.21	45,760,209.24	43,943,762.14	53,015,404.11
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	56,380,758.06	43,887,384.58	55,371,721.81	42,037,832.75	41,573,926.55	49,455,213.54

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	64,492,173.13	50,353,817.67	63,343,794.30	48,694,556.45	46,651,581.99	55,684,707.65
Less: Payment Date Advance Reimbursement (Item 71)	—	—	—	—	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	843,554.09	796,570.13	759,997.31	713,854.20	678,822.68	644,177.74
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	2,443,590.09	2,145,049.69	2,262,656.77	2,215,493.01	2,023,997.17	2,020,125.80
Less: Principal Paid to Noteholders (Item 42)	56,380,758.06	43,887,384.58	55,371,721.81	42,037,832.75	41,573,926.55	49,455,213.54
Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—	—	—	—	—	—
Less: Subordinated Swap Termination Payments (Item 43b)	—	—	—	—	—	—
Less: Other Amounts paid to Trustees (Item 44)	—	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	4,819,270.89	3,519,813.27	4,944,418.40	3,722,376.49	2,369,835.59	3,560,190.57
Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28
Initial Reserve Account Balance	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09
Beginning Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28
Plus: Net Investment Income for the Collection Period	183,694.94	171,714.04	194,744.06	196,124.41	210,304.63	208,401.29

Subtotal: Reserve Fund Available for Distribution	51,465,746.22	51,453,765.32	51,476,825.34	51,478,175.69	51,492,355.91	51,490,452.57
Plus: Deposit of Excess Available Funds	—	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—	—

Subtotal Reserve Account Balance	51,465,746.22	51,453,765.32	51,476,825.34	51,478,175.69	51,492,355.91	51,490,452.57
Less: Excess Reserve Account Funds to Transferor	183,694.94	171,714.04	194,774.06	196,124.41	210,304.63	208,401.29

Equals: Ending Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28

Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts	Amounts
Aggregate Securitization Value for Scheduled Terminated Units	21,289,372.47	16,868,721.69	19,005,938.06	14,349,392.58	13,988,093.19	17,455,118.85
Less: Sales Proceeds for Current Month Scheduled Terminations	(20,146,051.82)	(16,151,124.50)	(18,489,453.70)	(13,780,687.98)	(13,307,497.32)	(16,780,478.73)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	(1,392,889.66)	(1,005,382.13)	(909,363.51)	(446,179.38)	(223,804.19)	(978,920.79)
Less: Excess Wear and Tear Received	(142,890.94)	(121,093.93)	(138,369.88)	(151,382.55)	(46,011.78)	(113,045.53)
Less: Excess Mileage Received	(211,524.79)	(179,517.42)	(234,155.02)	(250,265.91)	(43,465.06)	(164,618.05)

Current Period Net Residual Losses/(Gains)	(603,984.74)	(588,396.29)	(765,404.05)	(279,123.24)	367,314.84	(581,944.25)

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	3,793,508.58	3,189,523.84	2,601,127.55	1,835,723.50	1,556,600.26	1,923,915.10
Current Period Net Residual Losses (Item 95)	(603,984.74)	(588,396.29)	(765,404.05)	(279,123.24)	367,314.84	(581,944.25)

Ending Cumulative Net Residual Losses	3,189,523.84	2,601,127.55	1,835,723.50	1,556,600.26	1,923,915.10	1,341,970.85

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.19%	0.15%	0.11%	0.09%	0.11%	0.08%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006		January-06	February-06	March-06	April-06	May-06	June-06

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,709,401,709	955,884,151	911,996,767	856,625,045	814,587,212	773,013,286	723,558,072
Number of Current Contracts	85,972	58,147	56,012	53,410	51,355	49,234	46,714
Weighted Average Lease Rate	4.96%	4.74%	4.74%	4.73%	4.69%	4.66%	4.63%
Average Remaining Term	28.67	13.27	12.65	11.81	11.17	10.52	9.74
Average Original Term	44.43	45.20	45.30	45.42	45.54	45.64	45.75
Monthly Prepayment Speed		87.69%	85.62%	89.75%	90.52%	93.18%	99.85%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value
Pool Balance (Securitization Value) — Beginning of Period		1,012,264,910	955,884,151	911,996,767	856,625,045	814,587,212	773,013,286
Depreciation/Payments		(17,482,531)	(12,481,268)	(17,116,609)	(11,947,120)	(11,219,868)	(13,840,603)
Gross Credit Losses		(961,546)	(1,302,407)	(1,204,038)	(690,187)	(599,706)	(579,542)
Early Terminations		(16,647,308)	(13,234,988)	(18,045,137)	(15,051,132)	(15,766,259)	(17,579,950)
Scheduled Terminations		(21,289,372)	(16,868,722)	(19,005,938)	(14,349,393)	(13,988,093)	(17,455,119)
Repurchase/Reallocation		—	—	—	—	—	—

Pool Balance — End of Period		955,884,151	911,996,767	856,625,045	814,587,212	773,013,286	723,558,072

Delinquencies Aging Profile — End of Period Securitization Value
Current		940,166,855	898,909,989	844,660,697	802,510,478	761,386,554	711,119,365
31 - 90 Days Delinquent		12,691,990	10,797,844	10,258,591	10,554,057	10,333,982	11,267,769
90+ Days Delinquent		3,025,307	2,288,934	1,705,756	1,522,677	1,292,750	1,170,938

Total		955,884,151	911,996,767	856,625,045	814,587,212	773,013,286	723,558,072

Credit Losses:
Aggregate Securitization Value on charged-off units		961,546	1,302,407	1,204,038	690,187	599,706	579,542
Aggregate Liquidation Proceeds on charged-off units		(688,621)	(482,804)	(869,209)	(479,773)	(377,167)	(391,879)
Recoveries on charged-off units		—	—	(128,941)	(45,872)	(47,052)	(36,621)

Current Period Aggregate Net Credit Losses/(Gains)		272,925	819,603	205,889	164,542	175,487	151,042

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		4,819,363	5,092,288	5,911,891	6,117,779	6,282,321	6,457,808
Current Period Net Credit Losses		272,925	819,603	205,889	164,542	175,487	151,042

Ending Cumulative Net Credit Losses		5,092,288	5,911,891	6,117,779	6,282,321	6,457,808	6,608,850

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.30%	0.35%	0.36%	0.37%	0.38%	0.39%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE For the Annual Collection Period ended December 2006				Collection Period Ended: July-06	Collection Period Ended: August-06	Collection Period Ended: September-06	Collection Period Ended: October-06	Collection Period Ended: November-06	Collection Period Ended: December-06	TOTALS

SUMMARY

	Initial Balance	Ending Balance	Note Factor	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment	Principal Payment
Class A-1 Notes	321,000,000.00	—	—	—	—	—	—	—	—	—
Class A-2 Notes	437,000,000.00	—	—	—	—	—	—	—	—	60,863,200.12
Class A-3 Notes	326,000,000.00	—	—	38,393,161.72	43,933,380.77	15,829,820.34	—	—	—	326,000,000.00
Class A-4a Notes	100,000,000.00	60,004,820.64	0.6000482	—	—	8,757,754.31	9,938,330.15	10,682,470.23	10,616,624.67	39,995,179.36
Class A-4b Notes	316,000,000.00	189,615,233,24	0.6000482	—	—	27,674,503.62	31,405,123.28	3,756,605.92	3,548,533.94	126,384,766.76
Certificates	209,401,709.41	209,401,709.41	1.0000000	—	—	—	—	—	—	—

Total	$1,709,401,709.41	$459,021,763.29		$38,393,161.72	$43,933,380.77	$52,262,078.27	$41,343,453.43	$44,439,076.15	$44,165,158.61	$553,243,146.24

			Coupon Rate	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment	Interest Payment
Class A-1 Notes			1.9992%	—	—	—	—	—	—	—
Class A-2 Notes			2.4700%	—	—	—	—	—	—	134,503.11
Class A-3 Notes			2.8400%	232,303.39	141,439.58	37,463.91	—	—	—	3,976,863.49
Class A-4a Notes			3.0900%	257,500.00	257,500.00	257,500.00	234,948.78	209,357.58	181,850.22	2,943,656.59
Class A-4b Notes			5.4500%	1,538,745.85	1,428,583.33	1,429,900.00	1,345,679.16	1,160,423.69	1,114,888.99	15,883,973.82

Total				2,028,549.24	1,827,522.91	1,724,863.91	1,580,627.95	1,369,781.27	1,296,739.21	22,938,997.01

COLLECTIONS AND AVAILABLE FUNDS

Lease Payments Received				14,478,868.86	13,462,646.01	15,539,901.56	11,299,664.09	10,132,068.09	9,644,854.85	190,828,643.52
Sales Proceeds — Early Terminations				14,536,875.44	16,311,980.38	16,147,321.41	10,614,368.27	8,863,508.48	9,769,790.14	178,589,315.72
Sales Proceeds — Scheduled Terminations				13,092,248.63	17,735,078.77	24,066,675.57	21,519,024.05	26,258,680.59	25,242,712.92	226,111,474.20
Security Deposits for Terminated Accounts				105,136.10	135,325.00	138,849.00	106,350.00	139,240.00	116,399.55	1,448,740.03
Excess Wear and Tear Received				105,175.32	104,854.12	195,569.97	174,429.63	193,575.89	233,305.79	1,719,705.33
Excess Mileage Charges Received				157,453.78	200,713.93	233,040.28	224,896.47	222,724.90	202,391.17	2,324,766.78
Other Recoveries Received				564,182.43	473,905.94	505,541.68	718,246.97	1,007,897.55	927,202.33	9,705,904.22

Subtotal: Total Collections				43,039,940.56	48,424,504.15	56,826,899.47	44,656,979.48	46,817,695.50	46,136,656.75	610,728,549.80

Repurchase Payments				—	—	—	—	—	—	—
Postmaturity Term Extension				—	—	—	—	—	—	—
Net Swap Receipt — Class A-4b				729,785.85	619,623.33	620,940.00	607,565.89	502,707.53	543,589.74	6,636,205.15
Investment Earnings on Collection Account				223,646.66	274,906.57	305,684.98	293,664.66	335,183.41	418,314.30	3,234,165.08

Total Available Funds, prior to Servicer Advances				43,993,373.07	49,319,034.05	57,753,534.45	45,558,210.03	47,655,586.44	47,098,560.79	620,598,920.03

Servicer Advance				—	—	—	—	—	—	—

Total Available Funds				43,993,373.07	49,319,034.05	57,753,524.45	45,558,210.03	47,655,586.44	47,098,560.79	620,598,920.03

DISTRIBUTIONS

Payment Date Advance Reimbursement				—	—	—	—	—	—	—
Servicing Fee:
Servicing Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Servicing Fee Due in Current Period				602,965.06	570,970.76	534,359.61	490,807.88	456,355.00	419,322.43	7,511,756.88
Servicing Fee Shortfall				—	—	—	—	—	—	—
Administration Fee				—	—	—	—	—	—
Administration Fee Shortfall from Prior Periods				—	—	—	—	—	—	—
Administration Fee Due in Current Period				5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	60,000.00
Administration Fee Shortfall				—	—	—	—	—	—	—
Net Swap Payment — Class A-4b				—	—	—	—	—	—	—
Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)				—	—	—	—	—	—	—
Interest Paid to Noteholders
Interest Shortfall from Prior Periods Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4a Notes				—	—	—	—	—	—	—
Interest Shortfall from Prior Periods Class A-4b Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-1 Notes				—	—	—	—	—	—	—
Interest Due in Current Period Class A-2 Notes				—	—	—	—	—	—	134,503.11
Interest Due in Current Period Class A-3 Notes				232,303.39	141,439.58	37,463.91	—	—	—	3,976,863.49
Interest Due in Current Period Class A-4a Notes				257,500.00	257,500.00	257,500.00	234,948.78	209,357.58	181,850.22	2,943,656.59
Interest Due in Current Period Class A-4b Notes				1,538,745.85	1,428,583.33	1,429,900.00	1,345,679.16	1,160,423.69	1,114,888.99	15,883,973.82
Interest Shortfall Class A-1 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-2 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-3 Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-4a Notes				—	—	—	—	—	—	—
Interest Shortfall Class A-4b Notes				—	—	—	—	—	—	—
Principal Paid to Noteholders				38,393,161.72	43,93,380.77	52,262,078.27	41,343,453.43	44,439,076.15	44,165,158.61	553,243,146.24
Amount Paid to Reserve Account to Reach Specified Balance				—	—	—	—	—	—	—
Subordinated Swap Termination Payments				—	—	—	—	—	—	—
Other Amounts paid to Trustees				—	—	—	—	—	—	—

Remaining Available Funds				2,963,697.05	2,982,159.00	3,227,222.66	2,138,320.78	1,385,374.02	1,212,340.54	36,845,019.90

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006	July-06	August-06	September-06	October-06	November-06	December-06	TOTALS

CALCULATIONS

Calculation of Principal Distribution Amount: (Sum of)
a) Targeted Principal Distributable Amount:
For Current Units: Change in Securitization Value	9,864,714.18	9,079,003.33	11,277,793.86	7,813,053.33	6,815,109.44	6,777,521.26	135,715,194.85
For Current Units: Change in Securitization Value for Advanced Payments	—	—	—	—	—	—	—
For All Terminated Units: Securitization Value (Beg. of Collection Period)	28,528,447.54	34,854,377.44	40,984,284.41	33,530,400.10	37,623,966.71	37,387,637.35	417,527,951.39
For Repurchases: Securitization Value (Beg. Of Collection Period)	—	—	—	—	—	—	—
b) Principal Carryover Shortfall from Preceding Payment Date	—	—	—	—	—	—	—
c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date	—	—	—	—	—	—	—

Principal Distribution Amount before Reserve Account Draw Amount	38,393,161.72	43,933,380.77	52,262,078.27	41,343,453.43	44,439,076.15	44,165,158.61	553,243,146.24

Remaining Available Funds (Item 40)	41,356,858.77	46,915,540.39	55,489,300.93	43,481,774.21	45,824,450.17	45,377,499.15	590,088,166.14
Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)	—	—	—	—	—	—	—
Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)	—	—	—	—	—	—	—
Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)	—	—	—	—	—	—	—

Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)	38,393,161.72	43,933,380.77	52,262,078.27	41,343,453.43	44,349,076.15	44,165,158.61	553,243,146.24

Calculation of Servicer Advance:
Available Funds, prior to Servicer Advances (Item 27)	43,993,373.07	49,319,034.05	57,753,524.45	45,558,210.03	47,655,586.44	47,098,560.79
Less: Payment Date Advance Reimbursement (Item 71)	—	—	—	—	—	—
Less: Servicing Fees Paid (Items 32, 33 and 34)	602,965.06	570,970.76	534,359.61	490,807.88	456,355.00	419,322.43
Less: Administration Fees Paid (Items 36, 37 and 38)	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00	5,000.00
Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)	2,028,549.24	1,827,522.91	1,724,863.91	1,580,627.95	1,369,781.27	1,296,739.21
Less: Principal Paid to Noteholders (Item 42)	38,393,161.72	43,933,380.77	52,262,078.27	41,343,453.43	44,439,076.15	44,165,158.61
Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)	—	—	—	—	—	—
Less: Subordinated Swap Termination Payments (Item 43b)	—	—	—	—	—	—
Less: Other Amounts paid to Trustees (Item 44)	—	—	—	—	—	—

Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)	2,963,697.05	2,982,159.62	3,227,222.26	2,138,320.78	1,385,374.02	1,212,340.54
Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)	N/A	N/A	N/A	N/A	N/A	N/A

Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)	—	—	—	—	—	—	—

Reconciliation of Servicer Advance:
Beginning Balance of Servicer Advance	—	—	—	—	—	—
Payment Date Advance Reimbursement	—	—	—	—	—	—
Additional Payment Advances for current period	—	—	—	—	—	—

Ending Balance of Payment Advance	—	—	—	—	—	—

RESERVE ACCOUNT

Reserve Account Balances:
Specified Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28
Initial Reserve Account Balance	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09	17,094,017.09
Beginning Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28
Plus: Net Investment Income for the Collection Period	223,904.69	226,486.46	219,940.16	227,423.30	220,476.25	227,909.48	2,511,153.71

Subtotal: Reserve Fund Available for Distribution	51,505,955.97	51,508,537.74	51,501,991.44	51,509,474.58	51,502,527.53	51,509,960.76	53,793,204.99
Plus: Deposit of Excess Available Funds	—	—	—	—	—	—	—
Less: Reserve Account Draw Amount	—	—	—	—	—	—	—

Subtotal Reserve Account Balance	51,505,955.97	51,508,537.74	51,501,991.44	51,509,474.58	51,502,527.53	51,509,960.76	53,793,204.99
Less: Excess Reserve Account Funds to Transferor	223,904.69	226,486.46	219,940.16	227,423.30	220,476.25	227,909.48	2,511,153.71

Equals: Ending Reserve Account Balance	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28	51,282,051.28

Change in Reserve Account Balance from Immediately Preceding Payment Date	—	—	—	—	—	—

Current Period Net Residual Losses:	Amounts	Amounts	Amounts	Amounts	Amounts	Amounts
Aggregate Securitization Value for Scheduled Terminated Units	13,738,187.44	18,453,470.21	24,930,725.33	23,060,832.04	28,718,551.97	27,685,590.35	239,543,994.18
Less: Sales Proceeds for Current Month Scheduled Terminations	(13,157,348.63)	(17,826,853.77)	(24,174,499.57)	(21,604,449.05)	(26,373,345.59)	(25,339,412.47)	(227,131,203.13)
Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations	(498,687.21)	(415,432.33)	(428,511.78)	(662,261.33)	(968,717.40)	(884,571.06)	(8,814,720.77)
Less: Excess Wear and Tear Received	(105,175.32)	(104,854.12)	(195,569.97)	(174,429.63)	(193,575.89)	(233,305.79)	(1,719,705.33)
Less: Excess Mileage Received	(157,453.78)	(200,713.93)	(233,040.28)	(224,896.47)	(222,724.90)	(202,391.17)	(2,324,766.78)

Current Period Net Residual Losses/(Gains)	(180.477.50)	(94,383.94)	(100,896.27)	394,795.56	960,188.19	1,025,909.86	(446,401.83)

Cumulative Net Residual Losses:
Beginning Cumulative Net Residual Losses	1,341.970.85	1,161,493.35	1,067,109.41	966,213,14	1,361,008.70	2,321,196.89	3,793,508.58
Current Period Net Residual Losses (Item 95)	(180,477.50)	(94,383.94)	(100,896.27)	394,795.56	960,188.19	1,025.909.86	(446,401.83)

Ending Cumulative Net Residual Losses	1,161,493.35	1,067,109.41	966,213.14	1,361,008.70	2,321,196.89	3,347,106.75	3,347,106.75

Cumulative Net Residual Losses/(Gains) % of Aggregate Initial Securitization Value	0.07%	0.06%	0.06%	0.08%	0.14%	0.20%	0.20%

EXHIBIT 99.3

Volkswagen Auto Lease Trust 2004-A SERVICER CERTIFICATE		Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:	Collection Period Ended:
For the Annual Collection Period ended December 2006		July-06	August-06	September-06	October-06	November-06	December-06	TOTALS

POOL STATISTICS	Initial

Collateral Pool Balance Data
Aggregate Securitization Value	1,709,401,709	685,164,911	641,231.530	588,969,451	547,625,998	503,186,922	459,021,763
Number of Current Contracts	85,972	44,674	42,084	39,062	36,525	33,699	30,882
Weighted Average Lease Rate	4.96%	4.63%	4.62%	4.63%	4.64%	4.64%	4.65%
Average Remaining Term	28.67	9.10	8.58	7.95	7.48	7.11	6.63
Average Original Term	44.43	45.81	45.87	45.96	46.06	46.19	46.32
Monthly Prepayment Speed		96.46%	92.15%	91.92%	87.14%	82.99%	81.06%

		Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value	Securitization Value
Pool Balance (Securitization Value) — Beginning of Period		723,558,072	685,164,911	641,231,530	588,969,451	547,625,998	503,186,922	1,012,264,910
Depreciation/Payments		(9,864,714)	(9,079,003)	(11,227,794)	(7,813,053)	(6,815,109)	(6,777,521)	(135,715,195)
Gross Credit Losses		(683,390)	(387,877)	(568,932)	(379,771)	(413,772)	(390,307)	(8,161,475)
Early Terminations		(14,106,871)	(16,013,030)	(15,484,627)	(10,089,797)	(8,491,643)	(9,311,740)	(169,822,482)
Scheduled Terminations		(13,738,187)	(18,453,470)	(24,930,725)	(23,060,832)	(28,718,552)	(27,685,590)	(239,543,994)
Repurchase/Reallocation		—	—	—	—	—	—	—

Pool Balance — End of Period		685,164,911	641,231,530	588,969,451	547,625,998	503,186,922	459,021,763	459,021,763

Delinquencies Aging Profile — End of Period Securitization Value
Current		671,773,627	627,923,873	576,483,829	535,547,448	492,358,050	448,880,226
31 - 90 Days Delinquent		12,035,010	11,743,667	10,703,075	10,092,826	9,223,467	8,620,129
90+ Days Delinquent		1,356,274	1,563,990	1,782,548	1,985,725	1,605,405	1,521,408

Total		685,164,910	641,231,530	588,969,451	547,625,998	503,186,922	459,021,763

Credit Losses:
Aggregate Securitization Value on charged-off units		683,390	387,877	568,932	379,771	413,772	390,307	8,161,475
Aggregate Liquidation Proceeds on charged-off units		(279,284)	(269,239)	(419,723)	(264,667)	(272,119)	(261,527)	(5,056,012)
Recoveries on charged-off units		(14,478)	(21,673)	(8,731)	—	—	(299)	(303,668)

Current Period Aggregate Net Credit Losses/(Gains)		389,628	96,965	140,478	115,104	141,653	128,481	2,801,796

Cumulative Net Credit Losses:
Beginning Cumulative Net Credit Losses		6,608,850	6,998,478	7,095,443	7,235,920	7,351,024	7,492,678	4,819,363
Current Period Net Credit Losses		389,628	96,965	140,478	115,104	141,653	128,481	2,801,796

Ending Cumulative Net Credit Losses		6,998,478	7,095,443	7,235,920	7,351,024	7,492,678	7,621,159	7,621,159

Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Sec. Value		0.41%	0.42%	0.42%	0.43%	0.44%	0.45%	0.45%